UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 12, 2014

Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware 0-2324836-3918470

(State or other jurisdiction of(Commission(I.R.S. Employer

incorporation)File Number )Identification No.)

2201 Landmeier Road,  Elk Grove Village,  Illinois 60007

(Address of principal executive offices)                                           (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.Results of Operations and Financial Condition.

On March 12, 2014, SigmaTron International, Inc. issued a press release announcing its financial results for the quarter ended January 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1.  The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.Description__________________________________________________

Exhibit 99.1SigmaTron International, Inc. press release dated March 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date:March 12, 2014By:  /s/ Gary R. Fairhead

Name:Gary R. Fairhead

Title:President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.__Description__________________________________________________

Exhibit 99.1SigmaTron International, Inc. press release dated March 12, 2014.